UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2025

HEIDRICK & STRUGGLES INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-25837	36-2681268
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

233 South Wacker Drive, Suite 4900, Chicago, Illinois	60606-6303
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (312) 496-1200

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	HSII	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 - Submission of Matters to a Vote of Security Holders.

The annual meeting of stockholders (the “Annual Meeting”) of Heidrick & Struggles International, Inc. (the “Company”) was held on May 22, 2025. A total of 20,625,184 shares of the Company’s common stock were entitled to vote as of March 27, 2025, the record date for the Annual Meeting. There were 18,510,616 shares present in person or by proxy at the Annual Meeting, at which stockholders voted on three proposals. Set forth below are the matters acted upon by the stockholders, and the final voting results of each such matter.

The results of the matters submitted to the Company’s stockholders at the Annual Meeting were as follows:

Proposal 1.	Election of Directors.

By the following vote, the Company’s stockholders elected the following eight directors, each to serve a one-year term expiring at the Company’s 2026 annual meeting of stockholders. Each director will hold office until his or her successor has been duly elected and qualified or until the director’s earlier resignation or removal.

	For	Withheld	Broker Non-Votes
Elizabeth L. Axelrod	15,784,587	1,296,484	1,429,545
Mary E.G. Bear	16,978,667	102,404	1,429,545
John Berisford	16,813,428	267,643	1,429,545
Timothy Carter	17,019,357	61,714	1,429,545
Vijaya Kaza	16,866,651	214,420	1,429,545
Thomas L. Monahan III	16,864,664	216,407	1,429,545
Stacey Rauch	15,823,166	1,257,905	1,429,545
Adam Warby	15,987,034	1,094,037	1,429,545

Proposal 2.	Advisory Vote to Approve Named Executive Officer Compensation.

By the following vote, the Company’s stockholders approved this proposal.

For	Against	Abstentions	Broker Non-Votes
16,027,852	991,710	61,509	1,429,545

Proposal 3.	Ratification of the Appointment of RSM US LLP as the Company’s Independent Registered Public Accounting Firm for the 2025 Fiscal Year.

By the following vote, the Company’s stockholders approved this proposal.

For	Against	Abstentions
18,398,464	97,008	15,144

Item 9.01 - Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

104	Cover Page Interactive Data File, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Heidrick & Struggles International, Inc.
(Registrant)

Date: May 22, 2025	/s/ Tracey Heaton
	Name:	Tracey Heaton
	Title:	Chief Legal Officer & Corporate Secretary